Exhibit 99.1

 Presentation to the Annual General MeetingStefan Frischknecht, Fund Manager  September 2023  Portfolio and Performance ReviewThe Swiss Helvetia Fund, Inc.

 Contents  Source: Schroders  2  01  Performance  02  Portfolio positioning  03  Outlook  04  Case for Swiss Equities

 Performance

 Performance Q2 2023 and YTD August 2023  NAV and price performance in USD  4  Source: Bloomberg, JP Morgan, August 31, 2023.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Performance in USD %  YTD 2023   (Jan-Aug)  Q2 2023  H1 2023   (Jan-Jun)  1 year  3 years  p.a.  5 years  p.a.  NAV (US GAAP) as per quarterly filings  12.92%  4.51%  13.27%  17.47%  5.27%  7.17%  Swiss Performance Index, SPI  11.49%  4.34%  11.49%  15.67%  5.81%  8.45%  Difference NAV  +1.43%  +0.17%  +1.78%  +1.80%  -0.54%  -1.28%  Performance in USD %  YTD 2023   (Jan-Aug)  Q2 2023  H1 2023 (Jan-Jun)  1 year  3 years  p.a.  5 years  p.a.  Share price SWZ  10.93%  5.22%  12.16%  17.06%  6.02%  5.19%  Swiss Performance Index, SPI  11.49%  4.34%  11.49%  15.67%  5.81%  8.45%  Difference  -0.56%  +0.88%  +0.67%  +1.39%  +0.21%  -3.26%  Net asset value  Share price

 Performance comment  Driving factors for relative performance of NAV  5  Source: Bloomberg, JP Morgan, August 31, 2023.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  12 month period ended Aug 31, 2023  Equity markets corrected in 2022 into October and recovered since.  The strength of the Swiss franc also boosted performance, helping Swiss equity investments keep pace with the rise of the S&P 500 index.  Stock picking was a significant positive factor, helped to a large extent by overweight small and mid cap stocks (partially offset by positioning in large caps).Holding no Credit Suisse was also helpful for performance.  Applying moderate leverage since around mid-year 2022 until the start of 2023 was beneficial  For the first time in a few years, illiquid private equity investments (a legacy from the former investment advisor) had a meaningful positive impact  Recent 3 year and 5 year period:  Relative performance has lagged the benchmark moderately over 3 years after costs:As investment advisor, our investment philosophy in Swiss equities builds on three style biases: Quality, Value and smaller capitalization.  Small & medium sized companies, which have been an overweight compared to the benchmark, underperformed by around -4% annually over 5 years, and approx. -2% over 3 years, while they did moderately better over 1 year. We continue to see more interesting opportunities in small & mid caps. We believe it is more likely to find mis-priced stocks in this market segment that has less observers than to spot them among closely followed large cap companies. Furthermore, we think a small or medium sized company, often acting in a niche, has more room to outgrow the market, which also helps it to outperform the benchmark index.

 NAV total return 1.8% ahead of benchmark thanks to stock selection and currency effects  Performance breakdown  Driving factors behind relative performance – 1 year  6  Source: Schroders, Aladdin Explore, JP Morgan, Bloomberg, August 31, 2023  Impact on relative performance  Comment  Listed equities   +2.6%  Biggest positive impact came from stock selection in Financials, Consumer Staples and Information Technology  Private equity   +1.0%  Positive contribution from Aravis (sold a holding and distributed cash) partially offset by Spineart  Cash   -0.1%  Average cash of approx. 0.8%  Leverage   +0.7%  Positive contribution from leverage applied in H2 2022 and start of 2023  Expenses   -1.7%  Total expenses  Other / Residual   -0.3%  Currency, timing and other (rounding)  NAV return difference   +1.8%

Top 10 contributors and detractors – stock

Swiss Helvetia Fund, Inc

12 Months to 31 August 2023

Contributors	Portfolio average weight	Active average weight	Absolute portfolio total return	Relative[1] return	Total effect
Credit Suisse Group	0.0	-0.4	0.0	82.9	+0.9
Swissquote Gp Hldg	1.7	+1.6	63.0	0.0	+0.8
Aryzta	2.1	+2.0	28.4	0.0	+0.5
Roche	12.2	-1.9	-14.5	0.4	+0.5
Logitech International	2.0	+1.4	28.1	0.0	+0.4
BKW	1.9	+1.7	31.3	0.0	+0.4
Richemont	5.5	+1.0	18.0	0.0	+0.2
Comet Holdings	0.9	+0.8	35.7	0.0	+0.2
Julius Baer	1.3	+0.5	35.1	0.0	+0.2
Medacta Group Sa	0.6	+0.6	44.3	0.0	+0.2

Detractors	Portfolio average weight	Active average weight	Absolute portfolio total return	Relative[1] return	Total effect
Ubs Group Ag	2.4	-1.4	55.3	0.0	-0.6
Oc Oerlikon Corp	1.2	+1.1	-35.1	0.0	-0.6
Holcim Ltd	0.0	-1.9	0.0	-40.3	-0.6
ABB	1.4	-1.9	33.2	0.0	-0.4
Idorsia Ltd	0.4	+0.3	-68.4	0.0	-0.4
Swiss Re	0.0	-1.7	0.0	-20.0	-0.2
Straumann	0.0	-0.9	0.0	-25.2	-0.2
Novartis	11.2	-1.1	17.6	0.0	-0.1
Schindler	0.0	-0.8	-10.4	-27.2	-0.1
Partners Group	2.8	+1.5	5.5	0.0	-0.1

Past performance is not a guide to future performance and may not be repeated. The value of investment can go down as well as up and is not guaranteed. The return may increase or decrease as a result of currency fluctuations.

Source: Schroders, FactSet. [1]vs. Switzerland: SPI

The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet.

The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be viewed as a recommendation to buy or sell.

7

Schroders

 Positioning

 Stock  Sector   Portfolio weight (%)  Benchmark1 weight (%)  Active weight (%)  1   Nestle  Consumer Staples   19.4  18.9  +0.5  2   Novartis  Health Care   12.0  12.6  -0.6  3   Roche  Health Care   11.1  12.7  -1.6  4   Richemont  Consumer Discretionary   5.1  4.4  +0.7  5   Zurich Insurance  Financials   4.5  4.2  +0.3  6   Ubs Group Ag  Financials   3.1  5.1  -2.0  7   Partners Group  Financials   2.6  1.4  +1.2  8   Lonza   Health Care   2.3  2.4  -0.1  9   Baloise Holding  Financials   2.3  0.4  +1.9  10   Swiss Life  Financials   2.2  1.1  +1.1  Total  64.5  63.1  Top 10 holdings by absolute weight  9  Swiss Helvetia Fund, Inc   As at 31 August 2023   Source: Schroders, FactSet. 1Switzerland: SPI. The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet. The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be considered a recommendation to buy or sell

 Stock positions – Top 10 and Bottom 10  10  As at 31 August 2023  Swiss Helvetia Fund, Inc  Source: Schroders, FactSet. 1Switzerland: SPI.  The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet. The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be considered a recommendation to buy or sell.  Portfolio (%)  Benchmark1 (%)  Underweight  Overweight  12M change   Aryzta  2.0  0.1  0.1  BKW  2.1  0.2  0.5  Baloise Holding  2.3  0.4  0.8  Swissquote Gp Hldg  1.4  0.1  0.0  Partners Group  2.6  1.4  -0.5  Tecan Group  1.5  0.3  -0.3  Swiss Life  2.2  1.1  0.2  VZ  1.1  0.1  0.2  Sfs Group Ag  1.1  0.1  0.1  Sig Group Ag  1.5  0.5  -0.5  Sgs Sa  --  0.8  0.1  Swisscom  --  0.9  -0.1  Straumann  --  1.0  -0.2  Geberit Ag  --  1.1  -0.9  Lindt & Spruengli  --  1.5  0.0  Roche  11.1  12.7  0.3  Swiss Re  --  1.7  -0.2  Ubs Group Ag  3.1  5.1  -1.0  Holcim Ltd  --  2.1  -0.5  ABB  1.4  3.6  -1.3

 Sector positions   11  As at 31 August 2023   Swiss Helvetia Fund, Inc  Source: Schroders, FactSet. 1Switzerland: SPI  The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet. The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be considered a recommendation to buy or sell.  Portfolio (%)  Benchmark1 (%)  Underweight  Overweight  12M change  Financials   19.8   16.9   0.4   Utilities   2.1   0.2   0.5   Consumer Staples   22.4   21.1   0.8   Information Technology   3.3   2.0   -2.1   Consumer Discretionary   6.3   5.4   -1.0   Communication Services   0.0   0.9   -0.1   Real Estate   0.0   1.2   0.0   Health Care   31.7   33.4   4.1   Materials   5.2   7.4   1.1   Industrials   8.1   11.4   -3.1   [Cash]   1.2   0.0   -0.6   Total   100.0   100.0

 Portfolio positioning  Swiss Helvetia Fund, Inc  12  Source: Aladdin, Bloomberg, August 31, 2023.  Swiss Helvetia Fund  Swiss Performance Index  Valuation  P/E 2023 est  19.0x  19.6x  P/E 2024 est  17.5x  18.0x  Price/book  3.2x  3.1x  Quality  Net Debt to Equity  18%  39%  Portfolio characteristics  Swiss Helvetia Fund  August 31, 2023  August 31, 2022  Tracking error  1.5%  2.2%  Active share  27.5%  29.5%  Risk measures (ex private equity)

Biggest weight changes

Swiss Helvetia Fund, Inc

12 Months to 31 August 2023

Purchases	Sector	Issuer	Active weight[1] 31/08/2022	Active weight[1] 31/08/2023	Active weight[1] change	Comments
Alcon Ag	Health Care	Alcon Ag	-2.1	-0.6	+1.5	Increase due to positive outlook
Givaudan Sa	Materials	Givaudan Sa	-1.4	0.0	+1.4	Increase after weakness
Lonza	Health Care	Lonza Group Ag	-1.4	-0.1	+1.3	Increase after weakness
Barry Callebaut	Consumer Staples	Barry Callebaut Ag	-0.5	+0.6	+1.0	Increase after weakness
Novartis	Health Care	Novartis Ag	-1.6	-0.6	+1.0	Market movement

Sales	Sector	Issuer	Active weight[1] 31/08/2022	Active weight[1] 31/08/2023	Active weight[1] change	Comments
ABB	Industrials	Abb Ltd	-1.0	-2.3	-1.3	Partial profit taking after strong relative performance
Ubs Group Ag	Financials	Ubs Group Ag	-1.0	-2.0	-1.0	Expect complex integration process for acquired Credit Suisse
Logitech International	Information Technology	Logitech Intl	+1.8	+0.9	-1.0	Took some profit after recovery
Geberit Ag	Industrials	Geberit Ag	-0.2	-1.1	-0.9	Sold the position as outlook is still weak
Richemont	Consumer Discretionary	Richemont(Cie Fin)	+1.4	+0.7	-0.7	Partial profit taking after strong relative performance

Source: Schroders, FactSet. [1]vs. Switzerland: SPI
The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet.
The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be viewed as a recommendation to buy or sell.

13

Schroders

Outlook  Confidential - For SWZ Board Distribution Only

 Outlook     15  Source: Schroders, 30 June 2023. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.   Three possible scenarios:  Soft landing (or mild recession) in the US economy at some point in 2024   Resilient consumers, strong balance sheets and encouraging labour market conditions might help “muddling through”  A potentially deeper recession as would normally be likely after strong increase of interest rates  Inflationary pressure, hawkish actions from central banks and the impact of higher interest rates would lead to lower GDP.  The recession does not occur until market participants stop thinking it might be coming soon  The massive monetary and fiscal interventions during Covid-lockdowns may have distorted economic transmission mechanisms so much that events do not unfold according to the usual playbook.  We are not betting on one of the scenarios. We think there might be phases of “risk-on” and “risk-off” with ‘over’-interpretation of data and central banker comments  This is a period for active management with a focus on strong balance sheets and pricing power no matter which future economic pathway may occur  Swiss Helvetia Fund, Inc

 Outlook & market situation  Development of corporate earnings estimates: back to ‘normal’ patterns  16  Source: Bloomberg, 06 July 2023. In USD, rebased as of 02 January 2012.  Consensus EPS development – MSCI World

 Outlook & Market Situation  Comparison of earnings expectations across equity markets   Source: Schroders, Bloomberg, 06 July 2023; all earnings converted into CHF.  17  Swiss Small & mid caps  Swiss all caps  US all caps  Eurozone all caps

 Investment outlook  Global comparison of dividend yield versus government bond yield  18  Source: Schroders, Bloomberg, 06 July 2023.

 Outlook  Volatility likely to stay above long-term average  19  Source: Schroders, Bloomberg, 30 June 2023.  Asian crises  Tech bubble burst  3y bear market  Irrational exuberance  Surprise rate hike by Fed  Black Wednesday & ERM  Various hedge fund collapses  Financial crisis  Greek crisis  Euro crisis  6m bear market after China bubble burst  Start of trade war  Q4 2018 meltdown  9/11  Coronavirus  Russia’s invasion of Ukraine

 Outlook & Market Situation  Swiss franc development  20  Source: Swiss National Bank, December 2000 = 100, 31 July, 2023  Trade weighted exchange rate index – real, CPI-based  Confidential - For SWZ Board Distribution Only

 Case for Switzerland  Confidential - For SWZ Board Distribution Only

 The Swiss stock market has a large proportion of global market leaders (not only among large corporations), with competitive advantages  High innovation rate  Global diversification helps to better balance revenue sources  Generally strong ESG performance and absence of “sin stocks”  Swiss companies remained competitive despite the historic appreciation of the Swiss franc  The difference between dividend yield and 10 year government bond yield stands out  Why are Swiss equities attractive?  Source: Schroders. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.

 The International Institute for Management Development has been looking into drivers of competitiveness and prosperity in 64 economies. Amongst others, the following help explain the strong position of Switzerland:  Domestic economy  Infrastructure  Governance efficiency  Productivity & business efficiency  Labor market  Tax policy  Switzerland has been ranked within the top 4 economies over the last 6 years.  Switzerland offers an attractive business environment  Switzerland ranks in the top three of 64 economies regarding global competitiveness   Source: International Institute for Management Development (IMD), World Competitiveness Ranking 2023, rank out of 64 economies

 Switzerland is an innovation leader (1/2)  Switzerland is the most innovative country in Europe  Source: European Innovation Scoreboard 2023

 Switzerland has the highest performance in six indicators:   New doctorate graduates  International scientific co-publications  Foreign doctorate students  Public-private co-publications  Resource productivity  Air emissions by fine particulates  Switzerland is an innovation leader (2/2)  Strong education-related & environment-related indicators  Source: European Innovation Scoreboard 2023

 Global leadership results in high profitability  Swiss company leadership transforms into margins  Source: Schroders, Bloomberg, December 31, 2022.

 Long term outperformance of Swiss equities  Source: Schroders, August 31, 2023. All data in USD. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Long-term reasons to invest  Long-term historic outperformance due to:  Many global leaders  Balanced geographical diversification  High innovation rate  Highly skilled and productive labour force  High profit margins  Political system (stability, taxes, labour law)  Quality infrastructure  Low debt (at companies and government)  Strong CHF seen as asset, not disadvantage  2.3% p.a. in USD  9.9% p.a. in USD  7.6% p.a. in USD

 CHF appreciation is nothing new  Source: Schroders, Bloomberg, August 31, 2023. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.  Swiss companies are used to an appreciating Swiss Franc.   High efficiency and strong focus on productivity gains  High innovation rate  Market leaders in their respective niches  Global production footprint provides a substantial natural hedge  Solid balance sheets  Sharp moves in exchange rate (as happened in 2011 and 2015) had short term impacts that were successfully absorbed after 1-2 years in terms of margin recovery

 Swiss Equity Market  World’s Top Countries by Market Cap  Source: Bloomberg, World Bank, December 31, 2020.   Rank  Market  Mkt Cap (US$ trillion)  1  USA  40.7  2  China  12.2  3  Japan  6.7  4  Hong Kong  6.1  5  France  5.4  6  United Kingdom  3.6  7  Canada  2.6  8  India  2.6  9  Saudi Arabia  2.4  10  Germany  2.3  11  Korea  2.2  12  Switzerland  2.0  Top 10  78.8  World  83.5

 Performance of The Swiss Helvetia Fund  Compared to ETF and European Index since introduction of the EURO  Source: Bloomberg, August 31, 2023, all data in USD.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown  Swiss ETF  6.4% p.a.  The Swiss Helvetia Fund  6.5% p.a.  MSCI Europe   (ex Switzerland)  4.8% p.a.

 Important information  31  The Fund is a closed-end investment product. Common stock of the Fund is only available for purchase/sale on the NYSE at the then current market price. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  This presentation is intended to be for information purposes only and it is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of the Fund’s shares or any other financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information herein is believed to be reliable but Schroder Investment Management North America Inc. does not warrant its completeness or accuracy.  The returns presented represent past performance and are not necessarily representative of future returns, which may vary. The value of investments can fall as well as rise as a result of market or currency movements.  All investments, domestic and foreign, involve risks, including the risk of possible loss of principal. The market value of a fund’s portfolio may decline as a result of a number of factors, including adverse economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including among others risks related to political or economic instability, foreign currency (such as exchange, valuation, and fluctuation) risk, market entry or exit restrictions, illiquidity, and taxation.  The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets.   The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from sources we consider to be reliable. No responsibility can be accepted for errors of facts obtained from third parties. Reliance should not be placed on the views and information in the document when taking individual investment and/or strategic decisions.  Definitions: Active share represents the proportion of stock holdings in the Fund that is different from the properties found in the benchmark. Beta measures the sensitivity of the Fund to the movements of its benchmark. Volatility is measured by Standard deviation, which is the risk or volatility of an investment’s return over a particular time period; the greater the number, the greater the risk or volatility. Tracking error is the difference between the price behavior of a position or a portfolio and the price behavior of a benchmark. VaR is Value at Risk, a widely used risk measure of the risk of loss on a specific portfolio of financial exposures.  Schroder Investment Management North America Inc. is registered as an investment adviser with the US Securities and Exchange Commission and is a wholly-owned subsidiary of Schroders plc  For more information, visit www.swzfund.com